EXHIBIT 10.1

VOTING AND SUPPORT AGREEMENT

 This Voting and Support Agreement (this “Agreement”) is made as of September 23, 2024, by and among (i) Delta Corp Holdings Limited, a Cayman Islands exempted company (“Pubco”), (ii) Delta Corp Holdings Limited, a company incorporated in England and Wales (“Delta”), (iii) Kaival Brands Innovations Group, a Delaware corporation (“KAVL”), and (iv) the undersigned holder (“Holder”) of capital stock and/or securities convertible into capital stock of KAVL. Any capitalized term used but not defined in this Agreement shall have the meaning ascribed to such term in the Transaction Agreement (as defined below).

WHEREAS, on September 23, 2024, Pubco, Delta, KAVL, KAVL Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (“Merger Sub”), and each of the holders of outstanding Delta Shares named on Annex I thereto (the “Sellers”) entered into that certain Merger and Share Exchange Agreement (as may be amended, supplemented and/or modified from time to time in accordance with the terms thereof, the “Transaction Agreement”), pursuant to which, among other matters, upon the consummation of the transactions contemplated thereby (the “Closing”), (a) Merger Sub shall merge with and into KAVL, with KAVL continuing as the surviving entity (the “Merger”), as a result of which, (i) KAVL shall become a wholly-owned subsidiary of Pubco and (ii) each issued and outstanding security of KAVL immediately prior to the Effective Time shall no longer be outstanding and shall automatically be cancelled, in exchange for the right of the holder thereof (other than a holder of a KAVL Stock Option or KAVL RSU, which securities will be terminated as of the Closing) to receive a substantially equivalent security of Pubco, and (b) Pubco shall acquire all of the issued and outstanding Delta Shares from the Sellers in exchange for Pubco Ordinary Shares (the “Share Exchange” and, collectively with the Merger and the other transactions contemplated by the Transaction Agreement and the Ancillary Documents, the “Transactions”), all upon the terms and subject to the conditions set forth in the Transaction Agreement and in accordance with the provisions of applicable law;

 WHEREAS, the Board of Directors of KAVL has (a) approved the Transactions, (b) determined that the Transactions are fair to and in the best interests of KAVL and its stockholders (the “KAVL Stockholders”) and (c) recommended the approval and the adoption by each of KAVL Stockholders of the Transaction Agreement, the Ancillary Documents, the Merger and the other Transactions; and

 WHEREAS, as a condition to the willingness of each of Pubco and Delta to enter into the Transaction Agreement, and as an inducement and in consideration therefor, and in view of the valuable consideration to be received by Holder thereunder, and the expenses and efforts to be undertaken by Delta and KAVL to consummate the Transactions, Pubco, Delta, KAVL and Holder desire to enter into this Agreement in order for Holder to provide certain assurances to Delta regarding the manner in which Holder is bound hereunder to vote any shares of capital stock of KAVL which Holder beneficially owns, acquires, holds or otherwise has voting power (the “Shares”) during the period from and including the date hereof through and including the date on which this Agreement is terminated in accordance with its terms (the “Voting Period”) with respect to the Transaction Agreement, the Merger, the Ancillary Documents and the Transactions, and to otherwise supposed the Transactions.

 NOW, THEREFORE, in consideration of the premises set forth above and in the Transaction Agreement, which are incorporated in this Agreement as if fully set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

1.       Covenant to Vote in Favor of Transactions. Holder agrees, with respect to all of the Shares (and, in the case of Section 1(b), all of the Securities (as defined below)):

(a)       during the Voting Period, at each meeting of KAVL Stockholders or any class or series thereof, and in each written consent or resolutions of any of KAVL Stockholders in which Holder is entitled to vote or consent, Holder hereby unconditionally and irrevocably agrees to vote (in person or by proxy), or consent to any action by written consent or resolution with respect to, as applicable, the Shares (i) in favor of, and adopt, the Merger, the Transaction Agreement, the Ancillary Documents, any amendments to KAVL’s Organizational Documents, and all of the other Transactions (and any actions required in furtherance thereof, including waiving any notice that may have been or may be required relating to the Transactions or any of the other transactions contemplated by the Transaction Agreement), (ii) in favor of the other matters set forth in the Transaction Agreement, and (iii) to vote the Shares in opposition to: (A) any Takeover Proposal and any and all other proposals (x) for the acquisition of KAVL, (y) that could reasonably be expected to delay or impair the ability of KAVL to consummate the Merger, the Transaction Agreement or any of the Transactions, or (z) which are in competition with or materially inconsistent with the Transaction Agreement or the Ancillary Documents; (B) other than as contemplated by the Transaction Agreement, any material change in (x) the present capitalization of KAVL or any amendment of KAVL’s Organizational Documents or (y) KAVL’s corporate structure or business; or (C) any other action or proposal involving any KAVL Company that is intended, or would reasonably be expected, to prevent, impede, interfere with, delay, postpone or adversely affect in any material respect the Transactions or would reasonably be expected to result in any of the conditions to the Closing under the Transaction Agreement not being fulfilled;

(b)       to execute and deliver all related documentation and take such other action in support of the Merger, the Transaction Agreement, any Ancillary Documents and any of the Transactions, as shall reasonably be requested by KAVL, Pubco or Delta in order to carry out the terms and provisions of this Section 1, including (i) if applicable, execution and delivery to KAVL or other applicable Person of a Letter of Transmittal and the transmittal documents to be delivered in connection therewith, (ii) if applicable, delivery of Holder’s KAVL Certificates, duly endorsed for transfer, to KAVL or the Exchange Agent, as applicable, and any similar or related documents and such other documents as may be reasonably requested by KAVL, Pubco, Delta or the Exchange Agent, as applicable, (iii) if applicable, delivery of instrument(s) contemplating the conversion or exchange of any other KAVL Securities held by Holder (“KAVL Convertible Securities”), as applicable, for shares of KAVL Common Stock (or other similar documentation reasonably requested by KAVL, Pubco, Delta or the Exchange Agent), (iv) any actions by written consent of KAVL Stockholders presented to Holder, and (v) any applicable Ancillary Documents (including, if applicable, a Lock-Up Agreement), customary instruments of conveyance and transfer, and any consent, waiver, governmental filing, and any similar or related documents;

(c)       except for transfers expressly permitted by, and effected in accordance with, Section 3(b), not to deposit, and to cause their Affiliates not to deposit, except as expressly provided in this Agreement, any Shares owned by Holder or Holder’s Affiliates in a voting trust or subject any Shares to any arrangement or agreement with respect to the voting of such Shares, unless specifically requested to do so by KAVL, Pubco and Delta in connection with the Transaction Agreement, the Ancillary Documents and/or any of the Transactions;

(d)       except as contemplated by the Transaction Agreement or the Ancillary Documents, make, or in any manner participate in, directly or indirectly, a “solicitation” of “proxies” or consents (as such terms are used in the rules of the SEC) or powers of attorney or similar rights to vote, or seek to advise or influence any Person with respect to the voting of, any KAVL Securities in connection with any vote or other action with respect to the Transactions, other than to recommend that KAVL Stockholders vote in favor of adoption of the Transaction Agreement and the Transactions and any other proposal the approval of which is a condition to the obligations of the parties under the Transaction Agreement (and any actions required in furtherance thereof and otherwise as expressly provided by Section 1 of this Agreement); and

(e)       to refrain from exercising any dissenters’ rights or rights of appraisal under applicable Law at any time with respect to the Merger, the Transaction Agreement, the Ancillary Documents and/or any of the Transactions, including pursuant to the DGCL.

For the avoidance of doubt, nothing in this Section 1 shall limit or affect any actions or omissions taken by Holder in its capacity as a director or officer of KAVL and no such actions or omissions shall be deemed a breach of this Section 1.

2.       Grant of Proxy. During the Voting Period, Holder, with respect to all of the Shares, hereby irrevocably grants to, and appoints, Delta and any designee of Delta (determined in Delta’s sole discretion) as Holder’s attorney-in-fact and proxy, with full power of substitution and resubstitution, for and in Holder’s name, to vote, or cause to be voted (including by proxy or written consent, if applicable) any Shares owned (whether beneficially or of record) by Holder, solely on the matters and in the manner specified in Section 1 above. The proxy granted by Holder pursuant to this Section 2 is irrevocable and is granted in consideration of Delta entering into this Agreement and the Transaction Agreement and incurring certain related fees and expenses. Holder hereby affirms that such irrevocable proxy is coupled with an interest by reason of the Transaction Agreement and, except upon the termination of this Agreement in accordance with Section 6(a), is intended to be irrevocable. Holder agrees, until this Agreement is terminated in accordance with Section 6(a), to vote its Shares in accordance with Section 1 above. Delta agrees on behalf of itself and its officers to use the irrevocable proxy that is granted by Holder hereby solely to the extent specified in this Section 2 and only in accordance with applicable Law and that to the extent Delta or its officers use such irrevocable proxy, they will only vote (or sign written consents in respect of) the Shares with respect to the matters specified in, and in accordance with the provisions of, Section 1(a).

3.       Other Covenants.

(a)       No Transfers. Holder agrees that during the Voting Period, Holder shall not, and Holder shall cause Holder’s Affiliates not to, without the prior written consent of Pubco and Delta, (i) offer for sale, sell (including short sales), transfer, tender, pledge, encumber, assign or otherwise dispose of (including by gift) (collectively, a “Transfer”), or enter into any contract, option, derivative, hedging or other agreement or arrangement or understanding (including any profit-sharing arrangement) with respect to, or consent to, a Transfer of, any or all of the Securities (as defined below); (ii) grant any proxies or powers of attorney with respect to any or all of the Securities; (iii) permit to exist any lien of any nature whatsoever (other than those imposed by this Agreement, applicable securities Laws or KAVL’s Organizational Documents, as in effect on the date hereof) with respect to any or all of the Securities; or (iv) take any action that would have the effect of preventing, impeding, interfering with or adversely affecting Holder’s ability to perform its obligations under this Agreement. KAVL hereby agrees that it shall not permit any Transfer of the Securities in violation of this Agreement. Holder agrees with, and covenants to Pubco and Delta, that Holder shall not request that KAVL register the Transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any KAVL Security during the term of this Agreement, unless and until Holder shall have complied with the terms of this Agreement.

(b)       Permitted Transfers. Section 3(a) shall not prohibit a Transfer of Shares by Holder (i) if Holder is an individual, to any immediate family member or trust for the benefit of any immediate family member, (ii) if Holder is an entity, to any stockholder, member or partner of Holder, (iii) to any Affiliate of Holder, or (iv) to any Person if and to the extent required by any non-consensual Order, by divorce decree or by will, intestacy or other similar applicable Law, so long as, in the case of the foregoing clauses (i), (ii), (iii) and (iv), the assignee or transferee agrees to be bound by the terms of this Agreement and executes and delivers to the parties hereto a written consent and joinder memorializing such agreement to be so bound. During the term of this Agreement, KAVL shall not register or otherwise recognize the transfer (book-entry or otherwise) of any Shares or any certificate or uncertificated interest representing any of Holder’s Shares, except as permitted by, and in accordance with, this Section 3(b).

(c)       Exercise or Conversion of KAVL Convertible Securities. Holder agrees that at least three (3) Business Days prior to the record date for holders of KAVL Common Stock to vote at the Special Stockholder Meeting (or to act by written consent in lieu thereof in order to obtain the Required KAVL Stockholder Approval), Holder will exercise or convert any in-the-money KAVL Convertible Securities that it owns, beneficially or of record, or otherwise has control into shares of KAVL Common Stock, and the shares of KAVL Common Stock issued upon exercise or conversion of such KAVL Convertible Securities shall become Shares under this Agreement.

(d)       Consents on Behalf of Affiliates. Holder hereby agrees that to the extent that Holder or any Affiliate of Holder has a Consent right with respect to the Transaction Agreement, the Ancillary Documents, the Merger or the other Transactions pursuant to Contractual rights held by Holder or such Affiliate of Holder (or a right to claim of default under, modify or terminate such Contract), Holder will, and will cause any such Affiliate, to provide such Consent (and/or waive such default under or right to modify or terminate such Contract, at the request of Delta, Pubco or KAVL), as promptly as practicable after the date of this Agreement.

(e)       Changes to Securities. In the event of a stock dividend or distribution, or any change in the shares of capital stock of KAVL by reason of any stock dividend or distribution, stock split, recapitalization, combination, conversion, exchange of shares or the like, the term “Securities” shall be deemed to refer to and include the Securities as well as all such stock dividends and distributions and any securities into which or for which any or all of the Securities may be changed or exchanged or which are received in such transaction. Holder agrees during the Voting Period to notify Pubco, Delta and KAVL promptly in writing of the number and type of any changes to Holder’s ownership of or voting control with respect to Securities, upon Holder’s acquisition or commitment to acquire any additional KAVL Securities or upon any other changes involving Holder relating to capital stock or securities convertible or exercisable for capital stock of KAVL.

(f)       Compliance with Transaction Agreement. During the Voting Period, Holder agrees not to take or agree or commit to take any action that knowingly would make any representation and warranty of Holder contained in this Agreement inaccurate in any material respect. Holder further agrees that Holder shall use its commercially reasonable efforts to cooperate with Delta to effect the Merger, all other Transactions, the Transaction Agreement, the Ancillary Documents and the provisions of this Agreement.

(g)       Registration Statement. During the Voting Period, Holder agrees to provide to Delta, KAVL, Pubco and their respective Representatives any information regarding Holder or the Securities that is reasonably requested by Delta, KAVL, Pubco or their respective Representatives for inclusion in the Registration Statement.

(h)       Publicity. Holder shall not issue any press release or otherwise make any public statements with respect to the Transactions or the transactions contemplated herein or in the Transaction Agreement without the prior written approval of KAVL, Pubco and Delta, other than as required by the Exchange Act or other applicable securities laws, in which case, Holder shall provide a reasonable opportunity for KAVL, Pubco and Delta to review and comment on such public statements. Holder hereby authorizes KAVL, Pubco and Delta to publish and disclose in any announcement or disclosure required by the SEC, Nasdaq or the Registration Statement (including all documents and schedules filed with the SEC in connection with the foregoing), Holder’s identity and ownership of the Securities and the nature of Holder’s commitments and agreements under this Agreement, the Transaction Agreement and any other Ancillary Documents.

4.       No Limitation. Notwithstanding anything in this Agreement to the contrary, Holder shall not be limited or restricted in any way from taking any action (or failing to take any action) in good faith in his or her capacity as a director or officer of KAVL (including to the extent permitted by the Transaction Agreement), or in the exercise of his or her fiduciary duties in his or her capacity as a director or officer of KAVL, and no action taken in good faith in any such capacity as an officer or director of KAVL shall be deemed to constitute a breach of this Agreement; provided, that any action so taken or omitted shall not relieve Holder from his or her obligations hereunder. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to Holder, and, notwithstanding anything in this Agreement to the contrary, Holder shall not be limited or restricted in any way from voting in his or her sole discretion on any matter other than the matters referred to in Section 1(a) hereof.

5.       Representations and Warranties of Holder. Holder hereby represents and warrants to Pubco, KAVL and Delta as follows:

(a)       Binding Agreement. Holder (i) if a natural person, is of legal age to execute this Agreement and is legally competent to do so and (ii) if not a natural person, is (A) a corporation, limited liability company, company or partnership duly organized and validly existing under the laws of the jurisdiction of its organization, and (B) has all necessary power and authority to execute and deliver this Agreement, to perform Holder’s obligations hereunder and to consummate the transactions contemplated hereby. If Holder is not a natural person, the execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby by Holder have been duly authorized by all necessary corporate, limited liability or partnership action, as applicable, on the part of Holder. This Agreement, assuming due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of Holder, enforceable against Holder in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditor’s rights, and to general equitable principles). Holder understands and acknowledges that each of Pubco and Delta is entering into the Transaction Agreement in reliance upon the execution and delivery of this Agreement by Holder.

(b)       Ownership of Securities. As of the date hereof, Holder has beneficial ownership over the type and number of the Shares and, to the extent applicable, the other securities issued by KAVL set forth under Holder’s name on the signature page hereto (collectively, the “Securities”), is the lawful owner of such Securities, has the sole power to vote or cause to be voted such Securities (to the extent such Securities have associated voting rights), and has good and valid title to such Securities, free and clear of any and all pledges, mortgages, encumbrances, charges, proxies, voting agreements, liens, adverse claims, options, security interests and demands of any nature or kind whatsoever, other than those imposed by this Agreement, applicable securities laws or KAVL’s Organizational Documents, as in effect on the date hereof. There are no claims for finder’s fees or brokerage commission or other like payments in connection with this Agreement or the transactions contemplated hereby payable by Holder pursuant to arrangements made by Holder. Except for the Shares and other securities of KAVL set forth under Holder’s name on the signature page hereto, as of the date of this Agreement, Holder is not a beneficial owner or record holder of any: (i) equity securities of KAVL, (ii) securities of KAVL having the right to vote on any matters on which the holders of equity securities of KAVL may vote or which are convertible into or exchangeable for, at any time, equity securities of KAVL or (iii) options, warrants or other rights to acquire from KAVL any equity securities or securities convertible into or exchangeable for equity securities of KAVL.

(c)       No Conflicts. No filing with, or notification to, any Governmental Authority, and no consent, approval, authorization or permit of any other person is necessary for the execution of this Agreement by Holder, the performance of Holder’s obligations hereunder or the consummation by Holder of the transactions contemplated hereby. None of the execution and delivery of this Agreement by Holder, the performance of Holder’s obligations hereunder or the consummation by it of the transactions contemplated hereby shall (i) conflict with or result in any breach of the certificate of incorporation, bylaws or other comparable organizational documents of Holder, as applicable, (ii) result in, or give rise to, a violation or breach of or a default under any of the terms of any agreement, contract, obligation or other arrangement to which Holder is a party or by which Holder or any of the Securities or Holder’s other assets may be bound, or (iii) violate any applicable Law or Order, except for any of the foregoing in clauses (i) through (iii) as would not reasonably be expected to impair Holder’s ability to perform its obligations under this Agreement in any material respect.

(d)       No Inconsistent Agreements. Holder hereby covenants and agrees that, except for this Agreement, Holder (i) has not entered into, nor will enter into at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to the Securities inconsistent with Holder’s obligations pursuant to this Agreement, (ii) has not granted, nor will grant at any time while this Agreement remains in effect, a proxy, a consent or power of attorney with respect to the Securities, and (iii) has not entered into any agreement or knowingly taken any action (nor will enter into any agreement or knowingly take any action) that would make any representation or warranty of Holder contained herein untrue or incorrect in any material respect or have the effect of preventing Holder from performing any of Holder’s material obligations under this Agreement.

6.        Miscellaneous.

(a)       Termination. Notwithstanding anything to the contrary contained herein, this Agreement shall automatically terminate, and none of Pubco, Delta, KAVL, or Holder shall have any rights or obligations hereunder, upon the earliest to occur of (i) the mutual written consent of each of Pubco, Delta, KAVL, and Holder, (ii) the Effective Time (following the performance of the obligations of the parties hereunder required to be performed at or prior to the Effective Time), and (iii) the date of termination of the Transaction Agreement in accordance with its terms. The termination of this Agreement shall not prevent any party hereunder from seeking any remedies (at law or in equity) against another party hereto or relieve such party from liability for such party’s breach of any terms of this Agreement. Notwithstanding anything to the contrary herein, the provisions of Section 6(a) shall survive the termination of this Agreement.

(b)       Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. This Agreement and all obligations of Holder are personal to Holder and may not be assigned, transferred or delegated by Holder at any time without the prior written consent of Pubco, KAVL and Delta, and any purported assignment, transfer or delegation without such consent shall be null and void ab initio. Each of Pubco, KAVL and Delta may freely assign any or all of its respective rights under this Agreement, in whole or in part, to any successor entity (whether by merger, consolidation, equity sale, asset sale or otherwise) or Affiliate without obtaining the consent or approval of Holder or any other party.

(c)       Third Parties. Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions, express or implied, contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any Person that is not a party hereto or thereto or a successor or permitted assign of such a party.

(d)       Governing Law; Jurisdiction. This Agreement and any dispute or controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law principles thereof. All Actions arising out of or relating to this Agreement shall be heard and determined exclusively in any state or federal court located in New York, New York (or in any appellate courts thereof) (the “Specified Courts”). Each party hereto hereby (i) submits to the exclusive jurisdiction of any Specified Court for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto and (ii) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court. Each party agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such party at the applicable address set forth or referred to in Section 6(g). Nothing in this Section 6(d) shall affect the right of any party to serve legal process in any other manner permitted by applicable law.

(e)       WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6(e).

(f)       Interpretation. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) the term “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “or” means “and/or”. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(g)       Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by electronic means (including email), with affirmative confirmation of receipt, (iii) one Business Day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) three (3) Business Days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable party at the following addresses (or at such other address for a party as shall be specified by like notice):

If to Pubco, Delta or, following the Closing, KAVL, to:

Boundary Hall, Cricket Square
Grand Cayman
KY1-1102
Cayman Islands
Attn: Mudit Paliwal
Telephone No.: + 1 345 814 6677
E-mail: mudit.paliwal@wearedelta.com

with a copy (which will not constitute notice) to:

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105
Attn: Barry I. Grossman, Esq. and
Sarah E. Williams, Esq.
Telephone No.: (212) 370-1300
E-mail: bigrossman@egsllp.com and
swilliams@egsllp.com

If to KAVL at or prior to the Closing, to:

Kaival Brands Innovations Group, Inc.
4460 Old Dixie Highway
Grant-Valkaria, FL 32949
Attn: Mark Thoenes, CEO
Telephone No.: (833) 452-4825
E-mail: mark@kaivalbrands.com

with a copy (which will not constitute notice) to:

Sichenzia Ross Ference Carmel LLP
1185 Avenue of the Americas, 31st floor
New York, NY 10036
Attn: Ross David Carmel, Esq;
Jeffrey Wofford, Esq.
Telephone No.: (212) 930-9700
E-mail: rcarmel@srfc.law and jwofford@srfc.law

If to Holder, to: the address set forth below Holder’s name on the signature page to this Agreement, with a copy (which will not constitute notice) to, if not the party sending the notice, each of KAVL and Delta (and each of their copies for notices hereunder).

(h)       Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of Pubco, Delta, KAVL and the Holder. No failure or delay by a party in exercising any right hereunder shall operate as a waiver thereof. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

(i)       Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out, so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

(j)       Specific Performance. The parties acknowledges that the obligations of each party, under this Agreement, are unique and recognizes and affirms that in the event of a breach of this Agreement by either party, money damages will be inadequate and the parties will not have adequate remedy at law, and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with the specific terms or were otherwise breached. Accordingly, each party shall be entitled to an injunction or restraining order to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such party may be entitled under this Agreement, at law or in equity.

(k)       Expenses. Each party shall be responsible for its own fees and expenses (including the fees and expenses of investment bankers, accountants and counsel) in connection with the entering into of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby; provided, that in the event of any Action arising out of or relating to this Agreement, the non-prevailing party in any such Action shall pay its own expenses and the reasonable documented out-of-pocket expenses, including reasonable attorneys’ fees and costs, reasonably incurred by the prevailing party.

(l)       No Partnership, Agency or Joint Venture. This Agreement is intended to create a contractual relationship among Holder, Pubco, KAVL and Delta, and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship among the parties hereto or among any other KAVL stockholders entering into voting agreements with KAVL, Pubco or Delta. Holder is not affiliated with any other holder of securities of KAVL entering into a voting agreement with KAVL, Pubco or Delta in connection with the Transaction Agreement and has acted independently regarding Holder’s decision to enter into this Agreement. Nothing contained in this Agreement shall be deemed to vest in KAVL, Pubco or Delta any direct or indirect ownership or incidence of ownership of or with respect to any Securities.

(m)       Further Assurances. From time to time, at another party’s request and without further consideration, each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary or desirable to consummate the transactions contemplated by this Agreement.

(n)       Entire Agreement. This Agreement (together with the Transaction Agreement to the extent referred to herein) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled; provided, that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties under the Transaction Agreement or any Ancillary Document. Notwithstanding the foregoing, nothing in this Agreement shall limit any of the rights or remedies of Pubco or Delta or any of the obligations of Holder under any other agreement between Holder and Pubco or Delta or any certificate or instrument executed by Holder in favor of Pubco or Delta, and nothing in any other agreement, certificate or instrument shall limit any of the rights or remedies of Pubco or Delta or any of the obligations of Holder under this Agreement.

(o)       Counterparts; Electronic Delivery. This Agreement may be executed in multiple counterparts (including by email, pdf or other electronic document transmission), each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

{Remainder of Page Intentionally Left Blank; Signature Pages Follow}

IN WITNESS WHEREOF, the parties have executed this Voting and Support Agreement as of the date first written above.

Delta:

Delta Corp Holdings Limited

By:
Name:	Mudit Paliwal
Title:	Chief Executive Officer

Pubco:

Delta Corp Holdings Limited

By:
Name:	Mudit Paliwal
Title:	Director

KAVL:

KAIVAL BRANDS INNOVATIONS GROUP, INC.

By:
Name:
Title:

{Additional Signature on the Following Page}

{Signature Page to Voting Agreement}

IN WITNESS WHEREOF, the parties have executed this Voting and Support Agreement as of the date first written above.

Holder:

Name of Holder: [________________________________]

By: ____________________________________________

Name:

Title:

Number and Type of KAVL Securities:

KAVL Common Stock: ____________________________________________________

KAVL Preferred Stock: ____________________________________________________

KAVL RSUs: ____________________________________________________________

KAVL Stock Options: _____________________________________________________

KAVL Company Warrants: _________________________________________________

KAVL Pre-Funded Warrants: ________________________________________________

Address for Notice:

Address: ____________________________________________________

____________________________________________________________

____________________________________________________________

Email: ______________________________________________________

Telephone No.: _______________________________________________

{Signature Page to Voting Agreement}